EXHIBIT 99-B.8.56

                                     FORM OF

                         AMENDMENT TO ING PARTNERS, INC.

                         SHAREHOLDER SERVICING AGREEMENT
                              SERVICE CLASS SHARES

     This Amendment is dated as of the ___ day of _____________, 200__ by and between ING Partners, Inc. (the "Fund") and ING Life Insurance and Annuity Company (the "Service Organization") (collectively, the "Parties").

     WHEREAS, the Parties entered into a Shareholder Servicing Agreement on November 27, 2001, as amended March 5, 2002, May 1, 2003 and November 1, 2004 (the "Agreement");

     WHEREAS, the Parties desire to further amend said Agreement in the manner hereinafter set forth;

     NOW THEREFORE, the parties hereby amend the Agreement in the following form:

     1. By replacing the existing SCHEDULE A with the AMENDED SCHEDULE A attached hereto.

     2. All of the other provisions contained in the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                          ING PARTNERS, INC.

                                          By: _________________________

                                          Name: _______________________

                                          Title: ________________________

                                          ING LIFE INSURANCE AND ANNUITY COMPANY

                                          By: __________________________

                                          Name: ________________________

                                          Title: _________________________




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                               AMENDED SCHEDULE A

  Adviser Class shares of the following ING Partners, Inc. portfolios:

                                                                   ANNUAL RATE

   ING Aeltus Enhanced Index Portfolio                             ___%
   ING Alger Aggressive Growth Portfolio                           ___%
   ING Alger Capital Appreciation Portfolio                        ___%
   ING Alger Growth Portfolio                                      ___%
   ING American Century Small Cap Value Portfolio                  ___%
   ING Baron Small Cap Growth Portfolio                            ___%
   ING Fidelity(R) VIP Contrafund(R) Portfolio                     ___%
   ING Fidelity(R) VIP Equity Income Portfolio                     ___%
   ING Fidelity(R) VIP Growth Portfolio                            ___%
   ING Fidelity(R) VIP Mid Cap Portfolio                           ___%
   ING Goldman Sachs(R) Capital Growth Portfolio                   ___%
   ING Goldman Sachs(R) Core Equity Portfolio                      ___%
   ING JPMorgan Fleming International Portfolio                    ___%
   ING JPMorgan Mid Cap Value Portfolio                            ___%
   ING MFS Capital Opportunities Portfolio                         ___%
   ING MFS Global Growth Portfolio                                 ___%
   ING OpCap Balanced Value Portfolio                              ___%
   ING Oppenheimer Strategic Income Portfolio                      ___%
   ING PIMCO Total Return Portfolio                                ___%
   ING Salomon Brothers Aggressive Growth Portfolio                ___%
   ING Salomon Brothers Fundamental Value Portfolio                ___%
   ING Salomon Brothers Investors Value Portfolio                  ___%
   ING T. Rowe Price Growth Equity Portfolio                       ___%
   ING UBS U.S. Allocation Portfolio                               ___%
   ING UBS U.S. Large Cap Equity Portfolio                         ___%
   ING Van Kampen Comstock Portfolio                               ___%
   ING Solution 2015 Portfolio                                     ___%
   ING Solution 2025 Portfolio                                     ___%
   ING Solution 2035 Portfolio                                     ___%
   ING Solution 2045 Portfolio                                     ___%
   ING Solution Income Portfolio                                   ___%
   ING American Century Select Portfolio                           ___%
   ING Oppenheimer Global Portfolio                                ___%
   ING Oppenheimer Strategic Income Portfolio                      ___%
   ING Baron Small Cap Portfolio                                   ___%
   ING Van Kampen Equity and Income Portfolio                      ___%